Exhibit 99.2

SERENA & LILY
WARBY PARKER

Q3 2019

SUPPLEMENTAL REPORTING INFORMATION

ACADIA REALTY TRUST

ACADIA—REALTY TRUST—Q2 2018 SUPPLEMENTAL REPORTING INFORMATIO

Table of Contents		Supplemental Report – September 30, 2019

Section I - Third Quarter 2019 Earnings Press Release
Section II - Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	26
Market Capitalization	4	Core Top Tenants	30
Operating Statements		Core Lease Expirations	31
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	32
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	33
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11
EBITDA	12
Same Property Net Operating Income	13
Fee Income	14	Section IV - Fund Information
Structured Financing	15
Other Information		Fund Overview	34
Transactional Activity	16	Fund Properties	35
2019 Guidance	18	Fund Lease Expirations	38
Net Asset Valuation Information	19	Development and Redevelopment Activity	39
Selected Financial Ratios	20
Debt Analysis
Summary	22
Detail	23
Maturities	25	Important Notes	41

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – September 30, 2019		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	BTIG	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Michael Gorman - (212) 738-6138	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	mgorman@btig.com	tthomas@key.com

	Green Street Advisors	Citigroup - Global Markets	J.P. Morgan Securities, Inc.
	Vince Tibone - (949) 640-8780	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689
	vtibone@greenstreetadvisors.com	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com

Compass Point Research & Trading, LLC
Floris van Dijkum – (646) 757-2621
fvandijkum@compasspointllc.com

3

Market Capitalization
Supplemental Report – September 30, 2019	(Including pro-rata share of Fund debt, in thousands)

					Changes in Total Outstanding Common				Weighted Average
	Total Market			Capitalization	Shares and OP Units (in thousands)				Diluted EPS		FFO
	Capitalization ($)%			Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	86,644				Balance at 12/31/2018	81,557	5,030	86,587
Common Operating Partnership ("OP") Units	5,071				Other	5	276	281
Combined Common Shares and OP Units	91,715				Share issuances	971	—	971
					OP Conversions	175	(175)	—
Share Price at September 30, 2019	$28.58				Balance at 3/31/2019	82,708	5,131	87,839	82,037	82,037	87,969	87,969
					Other	16	15	31
Equity Capitalization - Common Shares and OP Units	$2,621,215				Share issuances	1,696	—	1,696
Preferred OP Units	14,271	[2]			OP Conversions	33	(33)	—
Total Equity Capitalization	2,635,486		73%	73%	Balance at 6/30/2019	84,453	5,113	89,566	83,704	82,873	89,530	88,744
					Share issuances	2,149	—	2,149
Debt Capitalization					OP Conversions	42	(42)	—
Consolidated debt	1,664,142				Balance at 9/30/2019	86,644	5,071	91,715	84,888	83,552	90,683	89,404
Adjustment to reflect pro-rata share of debt	(675,450)
Total Debt Capitalization	988,692		27%	27%

Total Market Capitalization	$3,624,178	[3]	100%	100%

__________

1.	Reflects debt net of Core Portfolio cash of $16,137 and pro-rata share of Funds cash of $9,340 for total cash netted against debt of $25,477.

2.	Represents 188 Series A and 136,593 Series C Preferred OP Units convertible into 25,067 and 474,278 Common OP Units, respectively, multiplied by the Common Share price at quarter end.

3.	Market capitalization comprises (fixed-rate debt includes notional principal fixed through interest rate swap transactions):

4

Consolidated Income Statement
Supplemental Report – September 30, 2019	(in thousands)

	September 30, 2019 [1]
CONSOLIDATED INCOME STATEMENT	Quarter	Year to Date
Revenues
Rental income	$72,191	$214,490
Expense reimbursements [2]	—	—
Other	1,136	3,053
Total revenues	73,327	217,543
Operating expenses
Depreciation and amortization	32,170	92,807
General and administrative	8,222	25,579
Real estate taxes	10,225	29,680
Property operating	13,180	37,267
Impairment charge	321	1,721
Total operating expenses	64,118	187,054

Gain on disposition of properties	12,056	14,070
Operating income	21,265	44,559
Equity in earnings of unconsolidated affiliates	1,299	7,129
Interest income	1,748	6,247
Other income	5,034	6,947
Interest expense	(19,103)	(56,721)
Income from continuing operations before income taxes	10,243	8,161
Income tax provision	(1,403)	(1,622)
Net income	8,840	6,539
Net loss attributable to noncontrolling interests	1,618	25,196
Net income attributable to Acadia	$10,458	$31,735

5

Income Statement - Detail
Supplemental Report – September 30, 2019	(in thousands)

	September 30, 2019 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter	Year to Date
PROPERTY REVENUES
Minimum rents	$53,510	$156,749
Percentage rents	86	378
Expense reimbursements - CAM [2]	5,990	16,904
Expense reimbursements - Taxes [2]	8,683	24,337
Other property income	684	1,919
Total Property Revenues	68,953	200,287

PROPERTY EXPENSES
Property operating - CAM	10,395	29,285
Other property operating (Non-CAM)	2,752	7,696
Real estate taxes	10,225	29,680
Total Property Expenses	23,372	66,661

NET OPERATING INCOME - PROPERTIES	45,581	133,626

OTHER INCOME (EXPENSE)
Interest income	1,748	6,247
Straight-line rent income	1,616	3,837
Above/below-market rent	2,705	12,782
Interest expense [3]	(16,417)	(48,495)
Amortization of finance costs	(1,866)	(5,769)
Above/below-market interest expense	26	78
Asset and property management expense	(96)	(364)
Other income/expense	(87)	328
Financing lease interest	(846)	(2,535)
Impairment of asset	(321)	(1,721)
CORE PORTFOLIO AND FUND INCOME	32,043	98,014

FEE INCOME
Asset and property management fees	199	644
Net promote and other transactional income	5,033	6,619
Transactional fees [4]	5	71
Income tax provision	(1,403)	(1,622)
Total Fee Income	3,834	5,712

General and Administrative	(8,222)	(25,579)

Depreciation and amortization	(32,058)	(92,464)
Non-real estate depreciation and amortization	(112)	(343)
Gain on disposition of properties	12,056	14,070
Income before equity in earnings and noncontrolling interests	7,541	(590)

Equity in earnings of unconsolidated affiliates	1,299	7,129
Noncontrolling interests	1,618	25,196

NET INCOME ATTRIBUTABLE TO ACADIA	$10,458	$31,735

6

Income Statement – Pro Rata Adjustments
Supplemental Report – September 30, 2019	(in thousands)

	Quarter Ended September 30, 2019		Year to Date September 30, 2019
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
PROPERTY REVENUES
Minimum rents	$(21,373)	$10,677	$(58,781)	$29,146
Percentage rents	(64)	36	(262)	141
Expense reimbursements - CAM [2]	(2,917)	912	(7,081)	2,656
Expense reimbursements - Taxes [2]	(2,433)	1,901	(6,437)	5,488
Other property income	(324)	71	(814)	270
Total Property Revenues	(27,111)	13,597	(73,375)	37,701

PROPERTY EXPENSES
Property operating - CAM	(5,678)	908	(14,959)	2,452
Other property operating (Non-CAM)	(1,635)	267	(3,959)	560
Real estate taxes	(3,486)	2,019	(9,397)	5,996
Total Property Expenses	(10,799)	3,194	(28,315)	9,008
NET OPERATING INCOME - PROPERTIES	(16,312)	10,403	(45,060)	28,693

OTHER INCOME (EXPENSE)
Interest income	(394)	—	(2,143)	119
Straight-line rent income	(952)	4	(2,471)	981
Above/below-market rent	(1,077)	222	(2,233)	1,095
Interest expense [3]	9,820	(2,838)	29,088	(7,856)
Amortization of finance costs	1,371	(238)	4,212	(658)
Above/below-market interest expense	—	21	—	63
Asset and property management expense	202	(285)	566	(757)
Other income/expense	11	44	(181)	27
Financing lease interest	65	—	196	—
Impairment of asset	247	—	1,326	—
CORE PORTFOLIO AND FUND INCOME	(7,019)	7,333	(16,700)	21,707

FEE INCOME
Asset and property management fees	4,076	110	12,177	317
Promote income from funds, net	—	—	—	—
Net promote and other transactional income	(3,689)	—	(4,886)	—
Transactional fees [4]	1,922	222	4,770	353
Income tax provision	7	(3)	383	(14)
Total Fee Income	2,316	329	12,444	656

General and Administrative	555	(272)	1,277	(408)
Depreciation and amortization	15,713	(6,091)	41,136	(14,826)
Non-real estate depreciation and amortization	—	—	—	—
Gain on disposition of properties	(9,298)	—	(10,929)	—
Income before equity in earnings and noncontrolling interests	2,267	1,299	27,228	7,129

Equity in earnings of unconsolidated affiliates	—	—	—	—
Noncontrolling interests [7]	(649)	—	(2,032)	—

NET INCOME ATTRIBUTABLE TO ACADIA	$1,618	$1,299	$25,196	$7,129

7

Balance Sheet
Supplemental Report – September 30, 2019	(in thousands)

ASSETS	Consolidated Balance Sheet As Reported	Line Item Details:
Real estate
Land	$733,679	The components of Real estate under development, at cost are as follows:
Buildings and improvements	2,840,206	Core	$64,945
Construction in progress	38,458	Fund II	9,088
Right-of-use assets - finance leases [8]	93,796	Fund III	35,524
Right-of-use assets - operating leases [8]	55,717	Fund IV	140,721
	3,761,856	Total	$250,278
Less: accumulated depreciation and amortization	(473,479)
Operating real estate, net	3,288,377	Summary of other assets, net:
Real estate under development	250,278	Deferred charges, net	$28,520
Net investments in real estate	3,538,655	Prepaid expenses	18,301
Notes receivable, net	94,807	Accrued interest receivable	9,898
Investments in and advances to unconsolidated affiliates	372,478	Derivative financial instruments	1,217
Lease intangibles, net	121,171	Other receivables	10,361
Other assets, net	79,417	Deposits	3,673
Cash and cash equivalents	2,939	Due from seller	3,682
Restricted cash	48,140	Income taxes receivable	1,443
Straight-line rents receivable, net	44,255	Corporate assets	1,666
Rents receivable	14,816	Deferred tax assets	656
Assets of properties held for sale	12,867	Total	$79,417
Total Assets	$4,329,545

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$1,029,678	Summary of accounts payable and other liabilities:
Unsecured notes payable, net	625,677	Lease liability - finance leases, net [8]	$88,137
Accounts payable and other liabilities	313,465	Lease liability - operating leases, net [8]	57,093
Lease intangibles, net	89,832	Accounts payable and accrued expenses	71,732
Dividends and distributions payable	26,017	Deferred income	31,392
Distributions in excess of income from, and investments in, unconsolidated affiliates	15,353	Tenant security deposits, escrow and other	11,780
Total Liabilities	2,100,022	Derivative financial instruments	53,194
Shareholders' equity		Other	137
Common shares	87	Total	$313,465
Additional paid-in capital	1,692,659
Accumulated other comprehensive loss	(44,138)
Distributions in excess of accumulated earnings	(129,026)
Total Acadia shareholders’ equity	1,519,582
Noncontrolling interests	709,941
Total Shareholders' Equity	2,229,523
Total Liabilities and Shareholders' Equity	$4,329,545

8

Balance Sheet – Pro-rata Adjustments[9]
Supplemental Report – September 30, 2019	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
Real estate
Land	$(191,584)	$93,023
Buildings and improvements	(987,715)	370,742
Construction in progress	(25,951)	232
Right-of-use assets - finance leases [8]	(4,129)	15,632
Right-of-use assets - operating leases [8]	(37,775)	66
	(1,247,154)	479,695
Less: accumulated depreciation and amortization	80,275	(72,030)
Operating real estate, net	(1,166,879)	407,665
Real estate under development	(139,884)	(6)
Net investments in real estate	(1,306,763)	407,659
Notes receivable, net	(28,142)	—
Investments in and advances to unconsolidated affiliates	(113,925)	(256,242)
Lease intangibles, net	(49,046)	12,428
Other assets, net	3,962	4,526
Cash and cash equivalents	(2,265)	—
Restricted cash	(28,553)	5,890
Straight-line rents receivable, net	(13,882)	5,869
Rents receivable	(4,684)	3,461
Assets of properties held for sale	(9,335)	1,154
Total Assets	$(1,552,633)	$184,745

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(623,248)	$167,467
Unsecured notes payable, net	(214,590)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(102,475)	22,550
Lease intangibles, net	(27,553)	10,081
Lease liability - finance leases	—	—
Lease liability - operating leases	—	—
Dividends and distributions payable	—	—
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(15,353)
Total Liabilities	(967,866)	184,745
Shareholders' equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive loss	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests	(584,767)	—
Total Shareholders' Equity	(584,767)	—
Total Liabilities and Shareholders' Equity	$(1,552,633)	$184,745

9

Balance Sheet – Pro-rata Adjustments[9]
Supplemental Report – September 30, 2019	(in thousands)

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2.

Effective January 1, 2019, expense reimbursements are combined with Rental income in accordance with Accounting Standards Codification 842, Leases. For more information about the implementation of ASC 842, please refer to the Company’s current Quarterly Report on Form 10-Q.

3.	Net of capitalized interest of $3.1 million for the quarter and $8.5 million for the nine months ended September 30, 2019.

4.	Consists of development, construction, leasing and legal fees.

5.	Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.

6.

Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

7.	Adjustment to noncontrolling interests exclude income allocable to Operating Partnership Units of $0.6 million for the quarter and $2.0 million for the nine months ended September 30, 2019.
8.

Effective January 1, 2019, the Company established right-of-use assets and corresponding lease liabilities associated with its leases payable in accordance with Accounting Standards Codification 842, Leases. For more information about the implementation of ASC 842, please refer to the Company’s current Quarterly Report on Form 10-Q.

9.	The Company currently invests in Funds II, III, IV & V and Mervyns II which are consolidated within the Company's financial statements.

10

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”)[1]
Supplemental Report – September 30, 2019	(in thousands)

	Quarter Ended			Year to Date	Quarter Ended	Year to Date
	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2019	September 30, 2018	September 30, 2018
Funds from operations ("FFO"):
Net Income	$12,197	$9,080	$10,458	$31,735	$9,225	$24,309
Add back:
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	21,999	21,722	22,436	66,157	21,141	63,812
Gain on disposition of depreciable properties (net of noncontrolling interest share)	(384)	—	(2,758)	(3,142)	(994)	(994)
Impairment charge	—	321	74	395	—	—
Income attributable to noncontrolling interests' share in Operating Partnership	930	722	784	2,436	731	1,976
FFO to Common Shareholders and Common OP Unit holders	$34,742	$31,845	$30,994	$97,581	$30,103	$89,103

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$34,742	$31,845	$30,994	$97,581	$30,103	$89,103
Straight-line rent, net	(498)	(1,181)	(668)	(2,347)	(1,101)	(3,881)
Above/(below)-market rent	(7,523)	(2,271)	(1,850)	(11,644)	(2,119)	(6,465)
Amortization of finance costs	696	786	733	2,215	642	1,831
Above/below-market interest	(47)	(47)	(47)	(141)	(47)	(141)
Non-real estate depreciation	117	114	112	343	169	387
Leasing commissions	(537)	(584)	(312)	(1,433)	(320)	(1,164)
Tenant improvements	(1,810)	(1,834)	(450)	(4,094)	(3,745)	(7,180)
Capital expenditures	(527)	(231)	(1,220)	(1,978)	(1,471)	(2,580)
AFFO to Common Shareholders and Common OP Unit holders	$24,613	$26,597	$27,292	$78,502	$22,111	$69,910

Total weighted average diluted shares and OP Units	87,969	89,530	90,683	89,404	87,251	87,900

Diluted FFO per Common share and OP Unit:
FFO	$0.39	$0.36	$0.34	$1.09	$0.35	$1.01

11

EBITDA
Supplemental Report – September 30, 2019	(in thousands)

	Quarter Ended September 30, 2019			Year to Date September 30, 2019
	Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA

Net Income Attributable to Acadia	$8,890	$1,568	$10,458	$33,949	$(2,214)	$31,735

Adjustments:
Depreciation and amortization	18,099	4,449	22,548	54,625	11,872	66,497
Interest expense	6,894	2,541	9,435	19,700	7,563	27,263
Amortization of finance costs	332	401	733	982	1,233	2,215
Above/below-market interest	(47)	—	(47)	(141)	—	(141)
Gain on disposition of properties	—	(2,758)	(2,758)	—	(3,142)	(3,142)
Provision (benefit) for income taxes	1,397	2	1,399	1,115	138	1,253
Impairment charge	—	74	74	—	395	395
Noncontrolling interest - OP	649	—	649	2,032	—	2,032
EBITDA	$36,214	$6,277	$42,491	$112,262	$15,845	$128,107

12

Core Portfolio – Same Property Performance [1]
Supplemental Report – September 30, 2019	(in thousands)

	Quarter Ended		Change	Year to Date		Change
	September 30, 2019	September 30, 2018	Favorable/ (Unfavorable)	September 30, 2019	September 30, 2018	Favorable/ (Unfavorable)

Summary
Minimum rents	$32,037	$31,710	1.0%	$96,587	$94,120	2.6%
Expense reimbursements	9,388	10,156	(7.6)%	28,481	27,124	5.0%
Other property income	253	190	33.2%	825	746	10.6%

Total Revenue	41,678	42,056	(0.9)%	125,893	121,990	3.2%

Expenses
Property operating - CAM & Real estate taxes	9,824	11,393	13.8%	30,944	31,360	1.3%
Other property operating (Non-CAM)	665	409	(62.6)%	2,016	1,398	(44.2)%

Total Expenses	10,489	11,802	11.1%	32,960	32,758	(0.6)%

Same Property NOI - Core properties	$31,189	$30,254	3.1%	$92,933	$89,232	4.1%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	4,046	3,286		11,737	10,844
Core NOI	$35,235	$33,540		$104,670	$100,076

Other same property information
Physical Occupancy	94.6%	95.2%
Leased Occupancy	95.8%	96.0%

__________

1.	The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.
13

Fee Income by Fund
Supplemental Report – September 30, 2019	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date September 30, 2019
Asset and property management fees	$1,629	$1,937	$3,740	$5,663	$169	$13,138
Transactional fees	593	924	1,866	1,738	73	5,194
Total fees	$2,222	$2,861	$5,606	$7,401	$242	$18,332

Quarter Ended September 30, 2019
Asset and property management fees	$537	$615	$1,211	$1,967	$55	$4,385
Transactional fees	312	406	781	644	6	2,149
Total fees	$849	$1,021	$1,992	$2,611	$61	$6,534

Quarter Ended June 30, 2019
Asset and property management fees	$542	$684	$1,250	$1,859	$56	$4,391
Transactional fees	173	210	627	604	57	1,671
Total fees	$715	$894	$1,877	$2,463	$113	$6,062

Quarter Ended March 31, 2019
Asset and property management fees	$550	$638	$1,279	$1,837	$58	$4,362
Transactional fees	108	308	458	490	10	1,374
Total fees	$658	$946	$1,737	$2,327	$68	$5,736

14

Structured Financing Portfolio
Supplemental Report – September 30, 2019	(in thousands)

	June 30, 2019			Quarter Ended September 30, 2019					Stated	Effective
	Principal	Accrued	Ending		Repayments /	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Advances	Conversions	Principal [1]	Interest	Balance	Rate	Rate	Dates
First mortgage notes	$56,475	$4,423	$60,898	$—	$—	$56,475	$4,723	$61,198	7.44%	7.44%	Oct-19 to Apr-20

Total Core notes receivable	$56,475	$4,423	$60,898	$—	$—	$56,475	$4,723	$61,198	7.44%	7.44%

__________

1. Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$56,475
Pro-rata share of Fund loans						10,190

Total Pro-rata Notes Receivable						$66,665

15

Fund

Transactional Activity
Supplemental Report – September 30, 2019	(in thousands)

PROPERTY ACQUISTIONS AND DISPOSITIONS

Property Name	Location	Key Tenants	Date of Transaction	Transaction Amount	Ownership %	Fund Share	Acadia Share

ACQUISITIONS [1]
Core:

849 & 912 W. Armitage Avenue	Chicago, IL	Marine Layer	September 11, 2019	$7,802	100.00%	$—	7,802
1238-1242 Wisconsin Avenue [2]	Washington, DC	—	May 2, 2019	—	100.00%	—	—
41, 47, 51 and 53 Greene Street - Soho Collection	New York, NY	Frame Denim, A.L.C., Stone Island, Theory	March 15, 2019 March 27, 2019 May 29, 2019 July 30, 2019	74,638	100.00%	—	74,638
3104 M Street	Washington, DC	—	January 24, 2019	10,681	20.00%	—	2,136
				93,121		—	84,576
Fund IV:
110 University Place [3]	New York, NY	—	April 30, 2019	10,536	100.00%	10,536	2,436

Fund V:
Washington REIT Portfolio	Frederick County, MD	Kmart, Kohl's, Best Buy	August 21, 2019	54,870	90.00%	49,383	9,926
Landstown Commons	Virginia Beach, VA	Best Buy, Ross, Ulta	August 2, 2019	86,961	100.00%	86,961	17,479
Lincoln Commons [4]	Lincoln, RI	Stop and Shop, Marshall's	June 21, 2019	54,299	100.00%	54,299	10,914
Palm Coast Landing	Palm Coast, FL	TJ Maxx, Michaels, PetSmart	May 6, 2019	36,644	100.00%	36,644	7,365
Tri-City Plaza	Vernon, CT	TJ Maxx, HomeGoods	April 30, 2019	36,706	90.00%	33,035	6,640
Family Center at Riverdale	Riverdale, UT	Target	March 19, 2019	48,549	90.00%	43,694	8,782
				318,029		304,016	61,106
				$421,686		$314,552	$148,118

DISPOSITIONS
Fund III:
3104 M Street	Washington, DC		January 24, 2019	$10,500	80.00%	$8,400	$2,061
Nostrand Avenue	Brooklyn, NY		August 22, 2019	27,650	100.00%	27,650	6,785
				38,150		36,050	8,846
Fund IV:
938 W. North Street	Chicago, IL		September 27, 2019	32,000	100.00%	32,000	7,398
JFK Plaza	Waterville, ME		July 24, 2019	7,800	100.00%	7,800	1,803
				39,800		39,800	9,201
				$77,950		$75,850	$18,047

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type		Date of Transaction	Transaction Amount	Ownership %	Fund Share	Acadia Share

Fund IV:
900 W. Randolph Note	Redemption		June 20, 2019	$15,250	100.00%	$15,250	$3,526

16

Transactional Activity
Supplemental Report – September 30, 2019	(in thousands)

________

1.	Acquisition amounts include capitalized acquisition costs, where applicable.
2.	Property under ground lease which has been accounted for as a finance lease in the amount of $11.2 million. See “Development and Redevelopment Activity” page in this Supplemental Report.
3.

Property under ground lease which has been accounted for as an operating lease. Amount represents the price paid for the leasehold interest. See “Development and Redevelopment Activity” page in this Supplemental Report.

4.	Acquisition amount includes $1.6 million placed into escrow to cover potential contingent costs for selected tenants.

17

2019 Guidance
Supplemental Report – September 30, 2019	(in thousands)

	2019 Guidance
	Revised	Prior

Net income per share attributable to Common Shareholders	$0.44 to $0.50	$0.39 to $0.46
Impact of transactional activity and tenant recapture	(0.09) to (0.13)	(0.09) to (0.12)
Depreciation of real estate and amortization of leasing costs
(net of noncontrolling interests' share)	0.96	0.96
Gain on disposition of properties (net of noncontrolling interests' share)	(0.03)	—
Noncontrolling interest in Operating Partnership	0.02	0.02
Funds from operations, prior to additional transactional activity, per share	1.30 to 1.32	1.28 to 1.32

Fund acquisitions and related fees	0.01	0.01 to 0.02
Net Promote and other transactional income	0.02	0.02 to 0.03
Accelerated tenant recapture - GAAP adjustments	0.07	0.07
Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$1.40 to $1.42	$1.38 to $1.44

18

Net Asset Valuation Information
Supplemental Report – September 30, 2019	(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V

Ownership Percentage	N/A	28.33%	24.54%	23.12%	20.10%

Current Quarter NOI
Net Operating Income [1]	$35,235	N/A	$1,019	$6,907	$11,420
Less:
(Income) loss from properties sold or under contract	—	N/A	(187)	(464)	—
(Income) loss from pre-stabilized assets, development and redevelopment projects [3,4]	(1,471)	N/A	(832)	64	—
Net Operating Income of stabilized assets	$33,764	N/A	$—	$6,507	$11,420

Costs to Date (Pro Rata)
Pre-stabilized assets [3]	$20,595	N/A	$25,107	$34,532	$—
Development and redevelopment projects [4]	174,997	N/A	7,374	38,677	—
Total Costs to Date	$195,592	N/A	$32,481	$73,209	$—

Debt (Pro Rata)	$728,897	$76,157	$14,623	$91,508	$77,507

Finance Lease (Pro Rata)	$103,764	$1,535	$—	$—	$—

__________

1.	Does not include a full quarter of NOI for any assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.

2.	Fund II has been substantially liquidated except for its investment in City Point with pre-stabilized assets of $528.1 million and debt of $283.1 million.

3.

Pre-stabilized assets consist of the following projects for the Core Portfolio: 613-623 West Diversey; Fund III: 640 Broadway and Cortlandt Crossing; Fund IV: Paramus Plaza, 210 Bowery, 801 Madison, 27 E 61st Street and 1035 Third Avenue.

4.	See “Development and Redevelopment Activity” page in this Supplemental Report.
19

Selected Financial Ratios
Supplemental Report – September 30, 2019	(in thousands)

	Quarter Ended September 30,				Year to Date September 30,					Quarter Ended
COVERAGE RATIOS [1]	2019		2018		2019		2018		LEVERAGE RATIOS	September 30, 2019		June 30, 2019
Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$36,214		$36,289		$112,262		$105,810		Debt + Preferred Equity (Preferred O.P. Units)	$1,002,963		$1,002,532
Interest expense	6,894		6,425		19,700		19,509		Total Market Capitalization	3,624,178		3,453,953
Principal Amortization	1,036		901		3,053		2,894		Debt + Preferred Equity/
Preferred Dividends [3]	649		135		2,031		404		Total Market Capitalization	28%		29%
Fixed-Charge Coverage Ratio - Core Portfolio	4.2	x	4.9	x	4.5	x	4.6	x

EBITDA divided by:	$42,491		$40,216		$128,107		$117,911		Debt [6]	$977,486		$986,549
Interest expense	9,435		9,066		27,263		26,260		Total Market Capitalization	3,624,178		3,453,953
Principal Amortization	1,230		1,144		3,717		3,625		Net Debt + Preferred Equity/
Preferred Dividends	649		135		2,031		404		Total Market Capitalization	27%		29%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	3.8	x	3.9	x	3.9	x	3.9	x

Payout Ratios									Debt/EBITDA Ratios

Dividends declared (per share/OP Unit)	$0.28		$0.27		$0.84		$0.81		Debt	$728,897		$719,932
									EBITDA	151,106		151,146
Dividends (Shares) & Distributions (OP Units) declared	$26,025		$23,710		$76,390		$71,433		Debt/EBITDA - Core Portfolio	4.8	x	4.8	x
FFO	30,994		30,103		97,581		89,103
FFO Payout Ratio	84%		79%		78%		80%		Debt [5]	$712,760		$712,051
									EBITDA	151,106		151,146
									Net Debt/EBITDA - Core Portfolio	4.7	x	4.7	x
Dividends (Shares) & Distributions (OP Units) declared	$26,025		$23,710		$76,390		$71,433
AFFO	27,292		22,111		78,502		69,910		Debt [4]	$988,692		$988,865
AFFO Payout Ratio	95%		107%		97%		102%		EBITDA	172,571		170,798
									Debt/EBITDA - Core Portfolio and Funds	5.7	x	5.8	x

									Debt [6]	$963,215		$972,882
									EBITDA	172,571		170,798
									Net Debt/EBITDA - Core Portfolio and Funds	5.6	x	5.7	x

20

Selected Financial Ratios
Supplemental Report – September 30, 2019	(in thousands)

__________

1.

Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2.	See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.
3.	Represents preferred distributions on Preferred Operating partnership Units.
4.	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.
5.	Reflects debt net of the current Core Portfolio cash balance at end of period.
6.	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

Reconciliation of EBITDA to Adjusted EBITDA

Core EBITDA as reported	$36,214
Less tenant recapture for quarter	—
Adjusted Core EBITDA	36,214

Annualized Core EBITDA	144,856
Add: Annualized tenant recapture	6,250
Adjusted Annualized Core EBITDA	151,106

Funds EBITDA as reported	6,277
Less promote and other transactional income for quarter	(1,344)
Adjusted Fund EBITDA	4,933

Annualized Fund EBITDA	19,732
Add: Annualized net Promote and other transactional income	1,733
Adjusted annualized Fund EBITDA	21,465
Adjusted Annualized EBITDA Core and Funds	$172,571

21

Portfolio Debt - Summary
Supplemental Report – September 30, 2019	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$350,000	3.3%	3.6	$—	—	—	$350,000	36%	3.3%	3.6	$—	$—	$350,000
Variable-Rate Debt [5]	—	—	—	61,415	3.8%	0.2	61,415	6%	3.8%	0.2	214,590	—	276,005
								42%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	345,983	4.2%	6.7	119,480	5.7%	1.7	465,463	47%	4.6%	5.4	373,358	(126,360)	712,461
Variable-Rate Debt [5]	32,914	3.8%	3.8	78,900	2.6%	1.5	111,814	11%	3.0%	2.2	255,791	(41,929)	325,676
								58%

Total	$728,897	3.8%	5.0	$259,795	4.3%	1.3	$988,692	100%	3.9%	4.1	$843,739	$(168,289)	1,664,142

Unamortized premium													676
Net unamortized loan costs													(9,463)
Total													$1,655,355

_________

1.	Fixed-rate debt includes notional principal fixed through swap transactions.
2.	Represents the Company's pro-rata share of debt based on its percent ownership.
3.	Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.	Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.	Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.	Based on debt maturity date without regard to swap expirations or available extension options.

22

Portfolio Debt - Detail
Supplemental Report – September 30, 2019	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		September 30, 2019	Percent	Amount	Rate	Maturity	Options

CORE PORTFOLIO

Fixed-Rate Debt
Brandywine [2]		$26,250	22.22%	$5,833	6.00%	07/01/16	None
163 Highland Avenue		8,651	100.00%	8,651	4.66%	02/01/24	None
Crossroads Shopping Center		65,261	49.00%	31,978	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
Georgetown Portfolio (2008 Investment)		16,250	50.00%	8,125	4.72%	12/10/27	None
State & Washington		24,023	100.00%	24,023	4.40%	09/05/28	None
239 Greenwich Avenue		26,686	75.00%	20,015	3.88%	01/10/29	None
North & Kingsbury		12,263	100.00%	12,263	4.01%	11/05/29	None
151 North State Street		13,652	100.00%	13,652	4.03%	12/01/29	None
Concord & Milwaukee		2,669	100.00%	2,669	4.40%	06/01/30	None
California & Armitage		2,521	100.00%	2,521	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		350,000	100.00%	350,000	3.33%	3.6 YRS
Secured interest rate swaps [1]		101,371	90.02%	91,257	4.10%	6.7 YRS

Sub-Total Fixed-Rate Debt		783,097		695,983	3.76%

Secured Variable-Rate Debt
3104 M Street [5]		4,569	20.00%	914	Prime+50	12/10/21	None
28 Jericho Turnpike		13,544	100.00%	13,544	LIBOR+190	01/23/23	None
60 Orange Street		7,068	98.00%	6,927	LIBOR+175	04/03/23	None
Gotham Plaza		19,554	49.00%	9,581	LIBOR+160	06/10/23	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
330-340 River Street		11,205	100.00%	11,205	LIBOR+170	06/01/26	None
Sullivan Center		50,000	100.00%	50,000	LIBOR+150	11/16/28	None
Secured interest rate swaps [1]		(101,371)	90.02%	(91,257)	LIBOR+201	6.7 YRS

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		—	100.00%	—	LIBOR+115	03/31/22	2 x 6 mos.
Unsecured Term Loan		350,000	100.00%	350,000	LIBOR+125	03/31/23	None
Unsecured interest rate swaps [1]		(350,000)	100.00%	(350,000)	LIBOR+124	3.6 YRS

Sub-Total Variable-Rate Debt		164,569		32,914	LIBOR+175

Total Debt - Core Portfolio		$947,666		$728,897	3.76%

Funds
Fixed-Rate Debt
CityPoint [4]	Fund II	200,000	26.67%	53,340	4.75%	05/29/20	None
1964 Union Street [4]	Fund IV	1,463	20.80%	304	3.80%	10/01/25	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,606	20.80%	1,166	3.40%	06/01/26	None
Interest rate swaps [1]	Funds II, IV & V	477,400	23.33%	111,387	3.77%	0.8 YRS
Sub-Total Fixed-Rate Debt		685,589		166,430	4.08%

Variable-Rate Debt
717 N. Michigan Avenue	Fund IV	56,700	23.12%	13,109	LIBOR+310	12/09/19	2 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	8,400	23.12%	1,942	LIBOR+165	12/31/19	None
640 Broadway [4]	Fund III	39,470	15.49%	6,114	LIBOR+310	01/09/20	2 x 12 mos.
Wake Forest Crossing	Fund IV	23,431	23.12%	5,417	LIBOR+160	02/14/20	2 x 12 mos.
Lincoln Place	Fund IV	23,100	23.12%	5,341	LIBOR+185	03/13/20	2 x 12 mos.

23

Portfolio Debt - Detail
Supplemental Report – September 30, 2019	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		September 30, 2019	Percent	Amount	Rate	Maturity	Options
650 Bald Hill Road [4]	Fund IV	16,624	20.81%	3,459	LIBOR+265	04/27/20	None
Acadia Strategic Opportunity Fund V LLC	Fund V	148,380	20.10%	29,824	LIBOR+160	05/04/20	None
Eden Square [4]	Fund IV	24,389	22.78%	5,556	LIBOR+215	06/01/20	1 x 12 mos.
17 E. 71st Street	Fund IV	18,896	23.12%	4,369	LIBOR+190	06/09/20	None
Cortlandt Crossing	Fund III	34,675	24.54%	8,509	LIBOR+275	06/19/20	2 x 12 mos.
Acadia Strategic Opportunity Fund II, LLC	Fund II	40,000	28.33%	11,332	LIBOR+165	09/20/20	2 x 12 mos.
Hickory Ridge	Fund V	28,613	20.10%	5,751	LIBOR+225	10/05/20	2 x 12 mos.
Santa Fe Plaza	Fund V	22,893	20.10%	4,601	LIBOR+215	01/24/21	2 x 12 mos.
New Towne Center	Fund V	16,900	20.10%	3,397	LIBOR+220	02/01/21	2 x 12 mos.
Broughton Street Portfolio	Fund IV	29,175	23.12%	6,745	LIBOR+250	05/01/21	None
Fairlane Green	Fund V	40,300	20.10%	8,100	LIBOR+190	06/05/21	2 x 12 mos.
Trussville Promenade	Fund V	29,370	20.10%	5,903	LIBOR+185	06/15/21	2 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	79,225	23.12%	18,317	LIBOR+200	06/30/21	None
146 Geary Street	Fund IV	22,900	23.12%	5,294	LIBOR+340	07/14/21	1 x 12 mos.
Restaurants at Fort Point	Fund IV	6,098	23.12%	1,410	LIBOR+235	08/25/21	None
CityPoint [4]	Fund II	19,138	26.67%	5,104	LIBOR+139	11/01/21	None
Promenade at Manassas [4]	Fund IV	25,840	22.78%	5,886	LIBOR+175	12/05/21	2 x 12 mos.
Airport Mall	Fund IV	5,370	23.12%	1,242	LIBOR+200	04/01/22	None
Colonie Plaza	Fund IV	11,781	23.12%	2,724	LIBOR+225	04/01/22	None
Dauphin Plaza	Fund IV	9,801	23.12%	2,266	LIBOR+200	04/01/22	None
Shaw's Plaza (Waterville)	Fund IV	7,688	23.12%	1,777	LIBOR+200	04/01/22	None
Wells Plaza	Fund IV	3,223	23.12%	745	LIBOR+200	04/01/22	None
CityPoint Phase III [4]	Fund II	23,925	26.67%	6,381	LIBOR+300	04/01/22	2 x 12 mos.
Dauphin Plaza	Fund IV	3,000	23.12%	694	LIBOR+200	04/01/22	None
Paramus Plaza [4]	Fund IV	18,900	11.56%	2,185	LIBOR+175	04/26/22	None
Riverdale [4]	Fund V	32,233	17.97%	5,794	LIBOR+170	05/28/22	2 x 12 mos.
Shaw's Plaza (Windham)	Fund IV	5,739	23.12%	1,327	LIBOR+200	12/01/22	None
Elk Grove Commons	Fund V	41,500	20.10%	8,342	LIBOR+150	01/01/23	1 x 12 mos.
Hiram Pavilion	Fund V	28,830	20.10%	5,795	LIBOR+190	03/05/24	None
Interest rate swaps [1]	Funds II, IV & V	(477,400)	23.33%	(111,387)	LIBOR+185	0.8 YRS
Sub-Total Variable-Rate Debt		469,107		93,365	LIBOR+266
Total Debt - Funds		$1,154,696		$259,795	4.32%
Total Debt - Core Portfolio and Funds		$2,102,362		$988,692	3.91%
_________

1.

The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements. Maturity reflects the weighted-average years to maturity of the swapped loans without regard to the expiration of the related swap agreements. Fund interest rate swaps include $155.4 million of Core swaps which are not designated to specific debt instruments.

2.	This loan is in default as of September 30, 2019 and is accruing interest for accounting purposes at the default rate of 11%.
3.	The interest rate on the unsecured revolving credit facility excludes a 20 basis point facility fee.
4.	Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
5.	Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

24

Future Debt Maturities [1]
Supplemental Report – September 30, 2019	(in thousands)

Core Portfolio	Total Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2019 (Remainder)	$1,329	$26,250	$27,579	$1,024	$5,833	$6,857	6.00%	6.00%	n/a
2020	5,433	—	5,433	4,188	—	4,188	n/a	n/a	n/a
2021	5,674	4,569	10,243	4,372	914	5,286	5.75%	n/a	5.75%
2022	5,894	—	5,894	4,540	—	4,540	n/a	n/a	n/a
2023	5,018	545,295	550,313	3,817	408,228	412,045	3.41%	n/a	3.41%
Thereafter	18,560	329,644	348,204	16,210	279,771	295,981	4.05%	4.17%	3.62%
Total	$41,908	$905,758	$947,666	$34,151	$694,746	$728,897

Funds	Total Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2019 (Remainder)	$531	$94,275	$94,806	$125	$21,796	$21,921	5.51%	5.51%	n/a
2020	2,023	597,229	599,252	468	138,934	139,402	4.66%	4.75%	4.60%
2021	1,575	261,551	263,126	371	57,747	58,118	4.35%	n/a	4.35%
2022	1,479	118,611	120,090	310	24,428	24,738	4.61%	n/a	4.61%
2023	677	40,947	41,624	136	8,230	8,366	3.93%	n/a	3.93%
Thereafter	27,609	8,189	35,798	5,546	1,704	7,250	2.44%	2.44%	n/a
Total	$33,894	$1,120,802	$1,154,696	$6,956	$252,839	$259,795

__________

1.	Does not include any applicable extension options or subsequent refinancings.

25

Core Portfolio Retail Properties - Detail
Supplemental Report – September 30, 2019	(in thousands)

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$4,845,848	$267.12
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	8,313,164	95.41
Rush and Walton Streets Collection (5 properties)	Lululemon, BHLDN, Marc Jacobs	2011/12	100.0%	40,210	—	—	40,210	88.1%	—%	—%	88.1%	88.1%	6,376,339	179.96
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—%	—%	100.0%	100.0%	2,037,056	44.04
Clark Street and W. Diversey Collection (3 properties)	Ann Taylor, Starbucks	2011/12	100.0%	23,531	—	—	23,531	50.1%	—%	—%	50.1%	50.1%	697,459	59.10
Halsted and Armitage Collection (9 properties)	Serena and Lily, Bonobos, Allbirds Warby Parker, Marine Layer	2011/12	100.0%	49,304	—	—	49,304	91.3%	—%	—%	91.3%	91.3%	2,240,011	49.78
North Lincoln Park Chicago Collection (6 properties)	Forever 21, Champion, Carhartt	2011/14	100.0%	22,125	—	27,794	49,919	100.0%	—%	52.4%	73.5%	73.5%	1,594,021	43.43
State and Washington	Nordstrom Rack	2016	100.0%	78,771	—	—	78,771	64.8%	—%	—%	64.8%	100.0%	2,409,875	47.23
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,430,000	52.22
North and Kingsbury	Old Navy, Pier 1 Imports	2016	100.0%	41,700	—	—	41,700	100.0%	—%	—%	100.0%	100.0%	1,751,906	42.01
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	100.0%	—%	—%	100.0%	100.0%	424,228	32.37
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.6%	70.6%	70.6%	619,821	48.07
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	47.7%	47.7%	47.7%	599,497	33.07
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	98.6%	—%	—%	98.6%	98.6%	6,842,444	39.38
				623,847	—	84,064	707,911	92.5%	—%	54.2%	88.0%	93.3%	40,181,669	64.52
New York Metro
Soho Collection (7 properties)	Paper Source, Faherty, ALC 3x1 Jeans, Frame, Theory	2011 2014 2019	100.0%	26,054	—	—	26,054	91.6%	—%	—%	91.6%	96.9%	7,244,987	303.68
5-7 East 17th Street	Union Park Events	2008	100.0%	11,467	—	—	11,467	100.0%	—%	—%	100.0%	100.0%	1,300,014	113.37
200 West 54th Street	Stage Coach Tavern	2007	100.0%	5,777	—	—	5,777	77.8%	—%	—%	77.8%	77.8%	1,921,520	427.31
61 Main Street	—	2014	100.0%	3,470	—	—	3,470	—%	—%	—%	—%	100.0%	—	—
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—%	—%	100.0%	100.0%	968,387	85.32
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	—	2005	100.0%	—	—	14,590	14,590	—%	—%	66.6%	66.6%	66.6%	324,007	33.33

26

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2019

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—%	—%	100.0%	100.0%	1,641,124	99.14
252-256 Greenwich Avenue	Madewell, Jack Wills, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	1,350,370	169.09
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—%	100.0%	100.0%	100.0%	100.0%	985,972	24.45
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	790,705	389.32
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	479,160	72.60
120 West Broadway	HSBC Bank	2013	100.0%	13,838	—	—	13,838	79.8%	—%	—%	79.8%	79.8%	1,971,384	178.59
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,163,976	39.98
991 Madison Avenue	Vera Wang, Gabriella Hearst	2016	100.0%	7,513	—	—	7,513	100.0%	—%	—%	100.0%	100.0%	3,046,736	405.53
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,349	99,685	—%	100.0%	100.0%	100.0%	100.0%	3,330,241	33.41
Gotham Plaza	Bank of America, Footlocker	2016	49.0%	—	—	25,927	25,927	—%	—%	58.6%	58.6%	58.6%	1,067,395	70.25
				112,639	86,950	135,650	335,239	91.3%	100.0%	88.5%	92.4%	93.9%	28,210,978	91.04
San Francisco Metro
555 9th Street	Bed, Bath & Beyond, Nordstrom Rack	2016	100.0%	—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,218,177	41.78
				—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,218,177	41.78
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steak- house, TD Bank	2012	100.0%	20,669	—	—	20,669	100.0%	—%	—%	100.0%	100.0%	1,352,991	65.46
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	88.4%	93.4%	93.4%	1,705,057	31.64
M Street and Wisconsin Corridor (26 Properties) [3]	Lululemon, Sephora, The Reformation	2011 2016 2019	25.2%	244,853	—	—	244,853	90.7%	—%	—%	90.7%	90.7%	16,365,859	73.69
				265,522	25,134	32,533	323,189	91.4%	100.0%	88.4%	91.8%	91.8%	19,423,907	65.48
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,243,517	22.93
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	269,630	256.79
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,513,147	27.37

Total Street and Urban Retail				1,003,058	272,746	294,643	1,570,447	92.1%	100.0%	80.4%	91.3%	94.0%	$95,547,878	$66.66

Acadia Share Total Street and Urban Retail				805,581	272,746	281,420	1,359,747	92.4%	100.0%	81.4%	91.7%	94.8%	$77,873,790	$62.48

27

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2019

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Acme	1998	100.0%	—	62,610	81,300	143,910	—%	100.0%	67.1%	81.4%	84.3%	3,446,551	$29.42
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	71.3%	84.1%	84.1%	1,372,830	15.61
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—%	100.0%	—%	100.0%	100.0%	730,000	7.18

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	93.6%	93.6%	98.1%	2,670,206	32.74
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	83.2%	93.6%	94.2%	3,138,339	27.19
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	62.7%	84.7%	89.9%	1,793,037	33.46
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	—	52,052	45,754	97,806	—%	100.0%	90.0%	95.3%	95.3%	1,314,920	14.10
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,485,287	27.01
Crossroads Shopping Center	HomeGoods,Pet- Smart, Kmart	1998	49.0%	—	202,727	109,177	311,904	—%	100.0%	76.5%	91.8%	91.8%	7,088,075	24.76
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—%	100.0%	100.0%	100.0%	100.0%	2,186,706	8.55
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,815,000	18.84
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	70.7%	83.0%	83.0%	2,459,094	32.71

Connecticut
Town Line Plaza [4]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	93.6%	98.7%	98.7%	1,794,483	16.68

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,360,858	10.47
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	67.7%	90.9%	90.9%	1,905,550	9.60
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	646,965	31.70
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,311,747	32.38

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,471	101,655	—%	100.0%	93.7%	98.2%	98.2%	2,143,280	21.46

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,258	98,950	—%	100.0%	68.0%	84.7%	95.3%	862,551	10.29

28

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2019

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—%	100.0%	80.9%	90.9%	90.9%	3,227,552	15.04

Michigan
Bloomfield Town Square	Best Buy, HomeGoods, TJ Maxx	1998	100.0%	—	153,839	81,183	235,022	—%	100.0%	89.7%	96.4%	96.4%	3,730,037	16.46

Delaware
Town Center and Other (2 properties)	Lowes, Bed Bath & Beyond, Target	2003	65.1%	—	748,210	51,808	800,018	—%	91.6%	85.7%	91.3%	91.3%	12,642,074	17.32
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	100.0%	100.0%	100.0%	3,110,286	30.48
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	30.1%	30.1%	30.1%	433,785	72.60

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	894,880	5.73
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—%	—%	100.0%	100.0%	100.0%	988,897	26.27
Abington Towne Center [5]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	90.0%	98.5%	100.0%	1,071,355	18.35

Total Suburban Properties				—	3,143,357	1,114,632	4,257,989	—%	98.0%	81.5%	93.7%	94.3%	65,868,624	$17.56

Acadia Share Total Suburban Properties				—	2,813,822	1,034,127	3,847,949	—%	98.8%	81.7%	94.2%	94.9%	$58,590,397	$17.31

TOTAL CORE PROPERTIES				1,003,058	3,416,103	1,409,275	5,828,436	92.1%	98.2%	81.3%	93.0%	94.2%	161,416,502	$31.13

Acadia Share Total Core Properties				805,581	3,086,568	1,315,547	5,207,696	92.4%	98.9%	81.7%	93.5%	94.9%	$140,332,892	$30.29

__________

1.

Excludes properties under development, redevelopment and pre-stabilized, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced.

2.	Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.	Excludes 94,000 of office GLA.
4.	Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
5.	Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

29

Core Portfolio – Top Tenants [1]
Supplemental Report – September 30, 2019	(Pro Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	390,416	$7,809,968	7.5%	5.6%
Walgreens [2]	6	95,189	4,129,377	1.8%	2.9%
Royal Ahold [3]	4	207,513	3,759,410	4.0%	2.7%
Nordstrom, Inc.	2	88,982	3,515,492	1.7%	2.5%
Albertsons Companies [4]	3	171,182	3,377,140	3.3%	2.4%
Bed, Bath, and Beyond [5]	3	122,466	3,147,405	2.4%	2.2%
TJX Companies [6]	8	229,043	2,631,830	4.4%	1.9%
Ascena Retail Group [7]	4	19,914	2,558,108	0.4%	1.8%
LA Fitness International LLC	2	100,000	2,524,787	1.9%	1.8%
Lululemon	2	7,533	2,339,119	0.1%	1.7%
Trader Joe's	3	41,432	2,255,989	0.8%	1.6%
Home Depot	3	312,718	1,964,443	6.0%	1.4%
Gap [8]	3	34,448	1,839,110	0.7%	1.3%
Bob's Discount Furniture	2	57,969	1,629,028	1.1%	1.2%
Tapestry [9]	2	4,250	1,552,282	0.1%	1.1%
JP Morgan Chase	7	28,715	1,452,804	0.6%	1.0%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,424,318	0.6%	1.0%
DSW	2	35,842	1,408,351	0.7%	1.0%
Dick's Sporting Goods, Inc	2	86,415	1,321,634	1.7%	0.9%
Citibank	4	16,160	1,267,025	0.2%	1.0%
TOTAL	68	2,081,684	$51,907,620	40.0%	37.0%

__________

1.	Does not include tenants that operate at only one Acadia Core location
2.	Includes 2 locations previously categorized as Rite Aid
3.	Stop and Shop (4 locations)
4.	Shaw’s (2 locations), Acme (1 location)
5.	Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)
6.	TJ Maxx (5 locations), Marshalls (1 location), HomeGoods (2 locations)
7.	Ann Taylor Loft (2 locations), Catherine’s (1 location), Lane Bryant (1 location)
8.	Old Navy (2 locations), Banana Republic (1 location)
9.	Kate Spade (2 locations)
30

Core Portfolio – Lease Expirations
Supplemental Report – September 30, 2019	(Pro Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	2	3,916	0.5%	$50.34	0.3%	—	—	—%	$—	—%
2019	2	3,723	0.5%	352.42	2.1%	1	47,773	1.7%	29.23	3.3%
2020	12	30,293	4.1%	148.80	7.0%	2	65,258	2.3%	13.06	2.0%
2021	24	96,624	13.0%	53.42	8.1%	12	513,881	18.4%	14.59	17.5%
2022	10	49,117	6.6%	91.47	7.0%	5	187,442	6.7%	16.79	7.4%
2023	15	127,884	17.2%	72.95	14.6%	9	403,062	14.4%	18.35	17.3%
2024	11	75,314	10.1%	76.31	9.0%	12	470,161	16.8%	11.91	13.1%
2025	14	47,942	6.4%	149.67	11.2%	9	360,332	12.9%	17.63	14.8%
2026	16	35,485	4.8%	134.57	7.5%	3	72,216	2.6%	13.07	2.2%
2027	8	24,851	3.3%	70.07	2.7%	1	45,000	1.6%	23.10	2.4%
2028	10	145,048	19.5%	61.27	13.9%	7	409,288	14.6%	12.93	12.4%
Thereafter	18	104,411	14.0%	101.82	16.6%	6	223,459	8.0%	14.74	7.6%
Total	142	744,608	100.0%	$85.89	100.0%	67	2,797,872	100.0%	$15.28	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		60,973					33,780
Total Square Feet		805,581					3,086,568

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	4	10,419	1.0%	$18.44	0.6%	6	14,335	0.3%	$27.16	0.3%
2019	5	10,372	1.0%	42.66	1.3%	8	61,868	1.3%	50.93	2.2%
2020	30	82,094	7.6%	24.51	6.0%	44	177,645	3.8%	41.50	5.3%
2021	45	171,907	16.0%	24.84	12.7%	81	782,412	16.9%	21.64	12.1%
2022	41	135,717	12.6%	33.25	13.4%	56	372,276	8.1%	32.64	8.7%
2023	36	135,959	12.7%	30.51	12.4%	60	666,905	14.4%	31.30	14.9%
2024	36	140,220	13.1%	29.57	12.4%	59	685,695	14.9%	22.59	11.0%
2025	23	68,338	6.4%	30.16	6.1%	46	476,612	10.3%	32.71	11.1%
2026	15	66,804	6.2%	31.58	6.3%	34	174,505	3.8%	44.86	5.6%
2027	16	75,921	7.1%	30.23	6.8%	25	145,772	3.2%	34.82	3.6%
2028	23	104,486	9.7%	37.67	11.7%	40	658,822	14.3%	27.50	12.9%
Thereafter	21	72,081	6.6%	47.77	10.3%	45	399,951	8.7%	43.43	12.3%
Total	295	1,074,318	100.0%	$31.25	100.0%	504	4,616,798	100.0%	$30.29	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		241,229					335,982
Total Square Feet		1,315,547					5,207,696

_________

1.	Leases currently under month to month or in process of renewal
31

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – September 30, 2019

	Quarter Ended						Year to Date
	March 31, 2019		June 30, 2019		September 30, 2019		September 30, 2019
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	2	2	1	1	2	2	5	5
GLA	4,299	4,299	773	773	52,466	52,466	57,538	57,538
New base rent	$58.64	$55.99	$36.21	$38.12	$20.38	$17.63	$23.45	$20.77
Previous base rent	$46.22	$51.71	$34.97	$39.45	$15.79	$18.59	$18.32	$21.34
Average cost per square foot	$68.49	$68.49	$51.69	$51.69	$28.66	$28.66	$31.95	$31.95
Weighted Average Lease Term (years)	8.7	8.7	5.0	5.0	19.9	19.9	18.9	18.9
Percentage growth in base rent [4]	26.9%	8.3%	3.5%	(3.4)%	29.1%	(5.2)%	28.0%	(2.7)%

Renewal Leases
Number of renewal leases executed	6	6	7	7	15	15	28	28
GLA	118,172	118,172	114,669	114,669	202,065	202,065	434,906	434,906
New base rent	$4.49	$4.47	$15.69	$15.41	$25.16	$24.35	$17.05	$16.59
Expiring base rent	$4.39	$4.43	$14.54	$14.55	$21.56	$22.85	$15.04	$15.66
Average cost per square foot	$—	$—	$1.86	$1.86	$2.47	$2.47	$1.64	$1.64
Weighted Average Lease Term (years)	4.8	4.8	5.9	5.9	5.4	5.4	5.4	5.4
Percentage growth in base rent	2.3%	0.9%	7.9%	5.9%	16.7%	6.6%	13.4%	5.9%

Total New and Renewal Leases
Number of new and renewal leases executed	8	8	8	8	17	17	33	33
GLA commencing	122,471	122,471	115,442	115,442	254,531	254,531	492,444	492,444
New base rent	$6.39	$6.28	$15.83	$15.56	$24.17	$22.96	$17.80	$17.08
Expiring base rent	$5.86	$6.09	$14.68	$14.72	$20.37	$21.97	$15.43	$16.32
Average cost per square foot	$2.40	$2.40	$2.19	$2.19	$7.87	$7.87	$5.18	$5.18
Weighted Average Lease Term (years)	5.0	5.0	5.9	5.9	8.4	8.4	7.0	7.0
Percentage growth in base rent	9.1%	3.1%	7.8%	5.7%	18.7%	4.5%	15.4%	4.7%

__________

1.

Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.

2.	Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.

Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

4.	Rent spreads for September 30, 2019 include a lease encompassing 414 square feet on Madison Avenue, New York City.

32

Core Portfolio – Capital Expenditures
Supplemental Report – September 30, 2019

	Quarter Ended			Year to Date
	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2019	December 31, 2018
Leasing Commissions	$537	$584	$312	$1,433	$1,877
Tenant Improvements	1,810	1,834	450	4,094	10,076
Maintenance Capital Expenditures	527	231	1,220	1,978	3,154
Total Capital Expenditures	$2,874	$2,649	$1,982	$7,505	$15,107

33

Fund Overview
Supplemental Report – September 30, 2019

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$85.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$457.8	Million
Acadia's Pro Rata Share	22.2%		28.3%		24.5%		23.1%		20.1%		23.4%
Acadia's Promoted Share [1]	37.8%		42.7%		39.6%		38.5%		36.1%		38.8%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$347.1	Million	$436.4	Million	$438.1	Million	$258.6	Million	$1,566.8	Million
Cumulative Net Distributions [3]	$195.4	Million	$146.6	Million	$568.8	Million	$172.1	Million	$2.0	Million	$1,085.0	Million
Net Distributions/Contributions	225.6%		42.2%		130.3%		39.3%		0.8		69.2%
Unfunded Commitment [4]	$0.0	Million	$15.0	Million	$13.6	Million	$91.9	Million	$261.4	Million	$381.9	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$208.0	Million	$208.0	Million
Investment Period Closes [6]	Closed		Closed		Closed		Closed		Aug-2020
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [7]	Fund I & II		1.5% of Implied Capital
Asset Management	Fund III		Until mid-May 2020, 1.5% of Implied Capital; from mid-May 2020 to mid-May 2021, 0.75% of Implied Capital excluding the Unfunded Commitment; thereafter $0
Asset Management [7]	Fund IV & V		1.5% of Implied Capital during the investment period, 1.25% of Implied Capital post-investment period
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

__________

1.

Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.

2.

With regard to Fund II, the additional contributions over original Fund Size reflects a prior-period distribution that was re-contributed to the Fund during 2016 to fund the on-going redevelopment of existing Fund II investments.

3.	Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.

Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales. With regard to Fund II, the Unfunded Commitment reflects a prior-period distribution that is subject to recontribution to the Fund until April 2021.

5.	Unfunded Commitments available to deploy into new unidentified investments.
6.	With regard to Fund V’s investment period, Acadia has a one-year extension option, at its discretion, through August 2021.
7.	Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $50.0 million of general reserves.

34

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2019

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point - Phase I and II	Century 21, Target, Alamo Drafthouse	2007	94.2%	—	289,464	180,054	469,518	—%	91.5%	23.0%	65.2%	86.2%	$8,856,930	$28.91

Total - Fund II				—	289,464	180,054	469,518	—%	91.5%	23.0%	65.2%	86.2%	$8,856,930	$28.91

Fund III Portfolio Detail

NEW YORK
New York
654 Broadway	─	2011	100.0%	2,896	—	—	2,896	100.0%	—%	—%	100%	100.0%	$455,000	$157.11
640 Broadway	Swatch	2012	63.1%	4,637	—	—	4,637	73.1%	—%	—%	73.1%	73.1%	927,511	273.59
Cortlandt Crossing	ShopRite, HomeSense	2012	100.0%	—	67,868	59,033	126,901	—%	100.0%	45.7%	74.8%	77.0%	2,510,469	26.46

Total - Fund III				7,533	67,868	59,033	134,434	83.4%	100.0%	45.7%	75.2%	77.4%	$3,892,980	$38.49

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,625	—	—	2,625	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,113,110	250.61
1035 Third Avenue [2]	─	2015	100.0%	7,617	—	—	7,617	37.2%	—%	—%	37.2%	58.7%	653,901	230.84
Colonie Plaza	Price Chopper, Big Lots	2016	100.0%	—	96,000	57,483	153,483	—%	100.0%	86.5%	94.9%	95.8%	1,662,356	11.41

New Jersey
Paramus Plaza	Ashley Furniture, Marshalls	2013	50.0%	—	64,105	88,955	153,060	—%	39.0%	97.3%	72.9%	74.5%	2,103,780	18.86

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	990,230	63.03

NORTHEAST
Maine
Airport Mall	Hannaford, Marshalls	2016	100.0%	—	131,042	90,788	221,830	—%	100.0%	23.3%	68.6%	87.2%	1,026,747	6.75
Wells Plaza	Reny's, Dollar Tree	2016	100.0%	—	62,471	27,963	90,434	—%	100.0%	94.7%	98.3%	98.3%	737,326	8.29
Shaw's Plaza (Waterville)	Shaw's	2016	100.0%	—	87,492	31,523	119,015	—%	100.0%	100.0%	100.0%	100.0%	1,400,053	11.76
Shaw's Plaza (Windham)	Shaw's	2017	100.0%	—	66,698	57,632	124,330	—%	100.0%	75.0%	88.4%	88.4%	1,035,744	9.42

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	114,765	91,441	206,206	—%	100.0%	79.9%	91.1%	91.1%	1,834,481	9.77
Mayfair Shopping Center	Planet Fitness, Dollar Tree	2016	100.0%	—	25,673	89,738	115,411	—%	—%	83.0%	64.6%	97.4%	1,336,312	17.94

Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington Coat Factory	2015	90.0%	—	55,000	113,764	168,764	—%	100.0%	72.0%	81.1%	81.1%	1,978,902	14.45

35

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2019	(in thousands)

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	209,356	71,404	280,760	—%	79.3%	94.7%	83.2%	98.6%	3,115,972	13.33

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	116,003	115,071	231,074	—%	100.0%	71.7%	85.9%	85.9%	3,045,812	15.34

MIDWEST
Illinois
Lincoln Place	Kohl's, Marshall's, Ross	2017	100.0%	—	144,302	127,758	272,060	—%	100.0%	82.9%	92.0%	97.8%	3,017,279	12.06

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Michael Kors, Starbucks	2014	82.8%	100,440	—	—	100,440	83.9%	—%	—%	83.9%	83.9%	3,130,140	37.13

North Carolina
Wake Forest Crossing	Lowe's, TJ Maxx	2016	100.0%	—	113,353	89,527	202,880	—%	100.0%	97.0%	98.7%	98.7%	2,941,085	14.69

WEST
California
Union and Fillmore Collection (3 properties)	Eileen Fisher, L'Occitane, Bonobos	2015	90.0%	7,148	—	—	7,148	100.0%	—%	—%	100.0%	100.0%	716,262	100.20

Total - Fund IV				148,688	1,286,260	1,053,047	2,487,995	79.7%	91.6%	78.9%	85.5%	91.3%	$32,839,492	$15.43

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,240	224,223	—%	100.0%	98.2%	99.4%	99.4%	3,949,489	17.71

MIDWEST
Michigan
New Towne Plaza	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	48,057	193,446	—%	100.0%	81.4%	95.4%	99.0%	2,173,428	11.78
Fairlane Green	TJ Maxx, Michaels, Bed Bath & Beyond	2017	100.0%	—	109,916	142,988	252,904	—%	100.0%	92.5%	95.7%	95.7%	5,020,539	20.74

NORTHEAST
Maryland
Washington REIT Portfolio	Kmart, Kohl's, Best Buy, Ross Dress for Less,	2019	90.0%	—	295,498	228,658	524,156	—%	100.0%	79.5%	91.1%	97.9%	6,198,664	12.99

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods	2019	90.0%	—	154,714	145,353	300,067	—%	36.1%	78.5%	56.7%	81.3%	2,686,231	15.80

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Bed Bath & Beyond, Ross Dress for Less	2019	100.0%	—	87,883	316,695	404,578	—%	100.0%	86.5%	89.4%	97.3%	7,311,803	20.21

Florida
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,083	171,324	—%	100.0%	89.5%	94.0%	94.0%	3,213,783	19.96

36

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2019	(in thousands)

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	72.7%	91.8%	98.4%	4,051,394	11.59
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	194,470	260,971	455,441	—%	100.0%	73.5%	84.8%	84.8%	5,059,730	13.10

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,715	463,725	—%	100.0%	78.9%	95.6%	95.6%	4,435,530	10.01

Georgia
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	95.6%	98.2%	98.2%	4,221,512	11.86

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,315	88,411	220,726	—%	100.0%	91.9%	96.7%	96.7%	4,724,918	22.13

Utah
Family Center at Riverdale	Target, Gordman's, Sportman's Warehouse	2019	90.0%	—	256,352	171,476	427,828	—%	100.0%	91.7%	96.7%	96.7%	4,024,907	9.73

Total - Fund V				—	2,445,778	1,935,880	4,381,658	—%	96.0%	84.4%	90.9%	94.8%	$57,071,928	$14.33

TOTAL FUND PROPERTIES				156,221	4,089,370	3,228,014	7,473,605	79.8%	94.3%	78.5%	87.2%	92.8%	$102,661,330	$15.75

Acadia Share of Total Fund Properties				31,634	876,434	690,892	1,598,960	77.3%	94.9%	77.3%	87.0%	92.9%	$22,103,271	$15.90
__________

1.

Excludes properties under development, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

37

Fund Lease Expirations
Supplemental Report – September 30, 2019	(Pro Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2019	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2020	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2021	—	—	—%	—	—	—%	—	—	—%	0	—	—%
2022	—	—	—%	—	—	—%	—	—	—%	0	—	—%
2023	—	—	—%	—	—	—%	2	161	0.7%	42,136	261.71	4.8%
2024	—	—	—%	—	—	—%	—	—	—%	0	—	—%
2025	1	655	0.8%	67,187	102.58	2.8%	1	112	0.5%	36,025	321.65	4.1%
2026	—	—	—%	—	—	—%	1	110	0.4%	34,878	317.07	4.0%
2027	2	5,951	7.3%	388,325	65.25	16.4%	—	—	—%	0	—	—%
2028	1	254	0.3%	34,243	134.81	1.4%	1	6,125	25.0%	140,875	23.00	16.2%
Thereafter	5	74,932	91.6%	1,875,045	25.02	79.4%	4	17,971	73.4%	616,390	34.30	70.9%
Total	9	81,792	100.0%	$2,364,800	$28.91	100.0%	9	24,479	100.0%	$870,304	$35.56	100.0%

		43,569	Total Vacant					8,040	Total Vacant
		125,361	Total Square Feet					32,519	Total Square Feet

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	5	7,709	1.6%	$48,157	$6.25	0.7%	9	7,348	0.9%	$124,282	$16.91	1.1%
2019	3	2,236	0.5%	21,157	9.46	0.3%	5	3,126	0.4%	79,005	25.27	0.7%
2020	27	37,673	8.0%	424,792	11.28	5.9%	57	161,842	19.9%	1,956,164	12.09	16.7%
2021	36	66,685	14.2%	916,366	13.74	12.8%	59	81,932	10.1%	1,462,713	17.85	12.5%
2022	22	44,975	9.6%	580,495	12.91	8.1%	61	110,777	13.6%	1,814,834	16.38	15.5%
2023	21	36,715	7.8%	376,425	10.25	5.3%	55	128,610	15.8%	1,853,255	14.41	15.8%
2024	21	44,690	9.5%	706,984	15.82	9.9%	48	114,053	14.0%	1,677,237	14.71	14.3%
2025	22	25,187	5.4%	917,546	36.43	12.8%	15	51,654	6.3%	757,601	14.67	6.5%
2026	22	36,586	7.8%	658,169	17.99	9.2%	19	24,410	3.0%	498,634	20.43	4.3%
2027	13	14,470	3.1%	303,149	20.95	4.2%	5	40,119	4.9%	234,278	5.84	2.0%
2028	10	19,684	4.2%	273,619	13.90	3.8%	15	25,355	3.1%	454,067	17.91	3.9%
Thereafter	26	133,464	28.3%	1,932,656	14.48	27.0%	18	64,773	8.0%	796,582	12.30	6.7%
Total	228	470,074	100.0%	$7,159,515	$15.23	100.0%	366	813,999	100.0%	$11,708,652	$14.38	100.0%

		77,492	Total Vacant					79,514	Total Vacant
		547,566	Total Square Feet					893,513	Total Square Feet

__________

1.	Leases currently under month to month or in process of renewal
38

Development and Redevelopment Activity
Supplemental Report – September 30, 2019

				Est. SQFT				Acquisition & Development Costs
Property	Ownership [1]	Location	Estimated Stabilization	Upon Completion	Leased Rate	Key Tenants	Outstanding Debt	Incurred [2]	Estimated Future Range			Estimated Total Range
Development:
CORE
1238 Wisconsin	100.0%	Washington DC	2022	29,000	—	TBD	$—	$0.6	32.0	to	33.4	$32.6	to	$34.0

FUND II
City Point Phase III	94.2%	Brooklyn, NY	2021	63,000	—	TBD	23.9	9.1	52.9	to	55.9	62.0	to	65.0

FUND III
Broad Hollow Commons	100.0%	Farmingdale, NY	2021	180,000 - 200,000	—	TBD	—	17.7	32.3	to	42.3	50.0	to	60.0

FUND IV
110 University Place	100.0%	New York, NY	2022	46,000	—	TBD	—	12.6	8.0	to	12.4	20.6	to	25.0
146 Geary	100.0%	San Francisco, CA	2022	13,000	—	TBD	22.9	40.5	19.5	to	24.5	60.0	to	65.0
717 N. Michigan Avenue	100.0%	Chicago, IL	2020	62,000	30.0%	Disney Store	56.7	109.2	10.8	to	18.3	120.0	to	127.5
							$103.5	$189.7	$155.5		$186.8	$345.2		$376.5
Redevelopment:

CORE
City Center	100.0%	San Francisco, CA	2020	241,000	90.0%	Target	$—	$185.4	$4.6	to	$14.6	$190.0	to	$200.0
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	100.0%	TBD	—	—	TBD		TBD	TBD		TBD
Mad River	100.0%	Dayton, OH	TBD	TBD	50.0%	TBD	—	—	TBD	to	TBD	TBD	to	TBD
							$—	$185.4	$4.6		$14.6	$190.0		$200.0
Pre-Stabilized:

CORE
613-623 West Diversey	100.0%	Chicago, IL	2019	29,778	76.1%	TJ Maxx, Blue Mercury	$—
							—
FUND II
City Point, Phase I and II	94.2%	New York, NY	2020	475,000	86.2%	Century 21, Target, Alamo Drafthouse	259.1

FUND III
Cortlandt Crossing	100.0%	Mohegan Lake, NY	2019	125,906	77.0%	ShopRite, HomeSense	34.7
640 Broadway	63.1%	New York, NY	2019	4,637	73.1%	Swatch	39.5

FUND IV
Paramus Plaza	50.0%	Paramus, NJ	2019	150,660	74.5%	Ashley Furniture, Marshalls	18.9
210 Bowery	100.0%	New York, NY	2019	2,538	—	─	—
801 Madison	100.0%	New York, NY	2019	2,625	—	─	—
27 E 61st Street	100.0%	New York, NY	2019	4,177	—	─	—
1035 Third Avenue	100.0%	New York, NY	2019	7,617	58.7%	─	—
							$352.2

_________

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Development and Redevelopment Activity
Supplemental Report – September 30, 2019

__________

1.	Ownership percentage represents the Core or Fund level ownership and not Acadia’s pro rata share.
2.	Incurred amounts include costs associated with the initial carrying value. Reconciles to Consolidated Balance Sheet as follows:

Development costs above	$189.7
Projects in redevelopment or partial development	75.2
Deferred costs and other amounts	(14.6)

Total per consolidated balance sheet	$250.3

Refer to “ Net Asset Valuation Information ” for pro-rata costs incurred

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Important Notes
Supplemental Report – September 30, 2019

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson’s, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

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